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                                                                    Exhibit 23.1


CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8/S-3 of our report dated October 23, 1998, appearing on page F-1 of hi/fn, inc.'s Registration Statement on Form 10 (File No. 0-24765).




PRICEWATERHOUSECOOPERS LLP

San Jose, California
April 28, 1999